Exhibit 99.1

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of 600 Washington Street for the year ended December 31, 2005. This statement is the responsibility of the management of 600 Washington Street (the “Property”).  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of 600 Washington Street for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

600 WASHINGTON STREET

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2006 to	Year Ended
	February 1,	December 31,
	2006	2005
	(Unaudited)
Revenue
Rental revenue	$361,430	$4,360,681
Other revenue	9,820	84,271
Total revenue	371,250	4,444,952

Expenses
Maintenance	12,661	109,308
Operating	95,416	622,461
Utilities	29,906	261,046
Real estate taxes and insurance	48,557	49,752
Management fees - affiliate	12,015	141,937
Total expenses	198,555	1,184,504
Revenue in excess of certain expenses	$172,695	$3,260,448

See accompanying notes.

600 WASHINGTON STREET

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On February 1, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired 600 Washington Street (the “Property”), a residential and commercial property located in New York City, New York.

The statements of revenue and certain expenses relate to the operations of 600 Washington Street and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of 600 Washington Street have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally two years or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Rental income from commercial space is generally recognized on a straight-line basis over the life of the lease.  All commercial leases have been accounted for as operating leases with remaining lease terms from one to fourteen years.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the period from January 1, 2006 to February 1, 2006 (unaudited), advertising expenses were approximately $3,000 and $100, respectively.

600 WASHINGTON STREET

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of 600 Washington Street performed the property management function and charged the Property total management fees in the amount of approximately $142,000 and $12,000 for the year ended December 31, 2005 and the period from January 1, 2006 to February 1, 2006 (unaudited), respectively.

An affiliate of 600 Washington Street allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to February 1, 2006 (unaudited) is approximately $50,000 and $4,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

4. Leases

Minimum future rental revenues to be received from non-cancelable leases in effect at December 31, 2005 are as follows:

Year	Amount
2006	$2,367,515
2007	705,058
2008	272,487
2009	286,121
2010	287,375
Thereafter	1,783,947
Total	$5,702,503

Total minimum future rental income represents the base rent tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, real estate taxes and operating cost escalations.

5. Real Estate Taxes

The Property received a ten-year real estate tax abatement, a portion of which expires each year.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Cove at Boynton Beach I & II for the year ended December 31, 2005. This statement is the responsibility of the management of Cove at Boynton Beach I & II (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Cove at Boynton Beach I & II for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

COVE AT BOYNTON BEACH I & II

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2006 to	Year Ended
	February 14, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$831,278	$6,130,396
Other revenue	71,131	601,541
Total revenue	902,409	6,731,937

Expenses
Maintenance	66,659	527,674
Operating	90,805	748,834
Utilities	28,439	255,149
Real estate taxes and insurance	145,968	1,110,845
Hurricane damages	43,547	205,672
Total expenses	375,418	2,848,174
Revenue in excess of certain expenses	$526,991	$3,883,763

See accompanying notes.

COVE AT BOYNTON BEACH I & II

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On February 14, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Boynton Beach, Florida known as Cove at Boynton Beach I & II (the “Property”).

The statements of revenue and certain expenses relate to the operations of Cove at Boynton Beach I & II and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Cove at Boynton Beach I & II have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less. Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses in the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the period from January 1, 2006 to February 14, 2006 (unaudited), advertising expenses were approximately $60,000 and $1,300, respectively.

COVE AT BOYNTON BEACH I & II

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Cove at Boynton Beach I & II allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to February 14, 2006 (unaudited) is approximately $179,000 and $37,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Missions at Sunbow for the year ended December 31, 2005. This statement is the responsibility of the management of Missions at Sunbow (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Missions at Sunbow for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

MISSIONS AT SUNBOW

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2006 to	Year Ended
	March 9, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$864,930	$5,245,952
Other revenue	44,559	317,235
Total revenue	909,489	5,563,187

Expenses
Maintenance	35,728	275,118
Operating	87,975	549,731
Utilities	30,204	166,937
Real estate taxes and insurance	125,783	744,599
Management fee - affiliate	33,413	196,667
Total expenses	313,103	1,933,052
Revenue in excess of certain expenses	$596,386	$3,630,135

See accompanying notes.

MISSIONS AT SUNBOW

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On March 9, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Chula Vista, California known as Missions at Sunbow (the “Property”).

The statements of revenue and certain expenses relate to the operations of Missions at Sunbow and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Missions at Sunbow have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less. Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses. For the year ended December 31, 2005 and the period from January 1, 2006 to March 9, 2006 (unaudited), advertising expenses were approximately $97,000 and $7,000, respectively.

MISSIONS AT SUNBOW

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Missions at Sunbow performed the property management function and charged the Property total management fees in the amount of approximately $197,000 and $33,000 during 2005 and the period from January 1, 2006 to March 9, 2006 (unaudited), respectively.

An affiliate of Missions at Sunbow allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to March 9, 2006 (unaudited) were approximately $112,000 and $19,000, respectively, and are included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Tuscany at Lindbergh for the year ended December 31, 2005. This statement is the responsibility of the management of Tuscany at Lindbergh (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Tuscany at Lindbergh for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

TUSCANY AT LINDBERGH

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2006 to	Year Ended
	March 17, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$811,421	$3,884,600
Other revenue	61,678	263,345
Total revenue	873,099	4,147,945

Expenses
Maintenance	37,629	196,041
Operating	152,979	555,673
Utilities	51,007	241,754
Real estate taxes and insurance	85,634	395,394
Hurricane damages	—	25,971
Total expenses	327,249	1,414,833
Revenue in excess of certain expenses	$545,850	$2,733,112

See accompanying notes.

TUSCANY AT LINDBERGH

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On March 17, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Atlanta, Georgia known as Tuscany at Lindbergh (the “Property”).

The statements of revenue and certain expenses relate to the operations of Tuscany at Lindbergh and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Tuscany at Lindbergh have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less. Rental revenue is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses. For the year ended December 31, 2005 and the period from January 1, 2006 to March 17, 2006 (unaudited), advertising expenses were approximately $61,000 and $21,000, respectively.

TUSCANY AT LINDBERGH

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Tuscany at Lindbergh allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to March 17, 2006 (unaudited) is approximately $89,000 and $23,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of The Park at Turtle Run for the year ended December 31, 2005. This statement is the responsibility of the management of The Park at Turtle Run (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of The Park at Turtle Run for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

THE PARK AT TURTLE RUN

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2006 to	Year Ended
	May 4, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$1,292,513	$3,486,256
Other revenue	71,311	276,344
Total revenue	1,363,824	3,762,600

Expenses
Maintenance	76,200	213,539
Operating	114,962	341,955
Utilities	76,490	229,240
Real estate taxes and insurance	244,522	626,654
Management fees - affiliate	52,347	128,682
Hurricane expenses	7,455	143,688
Total expenses	571,976	1,683,758
Revenue in excess of certain expenses	$791,848	$2,078,842

See accompanying notes.

THE PARK AT TURTLE RUN

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On May 4, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Coral Springs, Florida known as The Park at Turtle Run (the “Property”).

The statements of revenue and certain expenses relate to the operations of The Park at Turtle Run and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of The Park at Turtle Run have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the period from January 1, 2006 to May 4, 2006 (unaudited), advertising expenses were approximately $25,000 and $7,100, respectively.

THE PARK AT TURTLE RUN

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of The Park at Turtle Run performed the property management function and charged the Property total management fees in the amount of approximately $129,000 and $52,000 for the year ended December 31, 2005 and the period from January 1, 2006 to May 4, 2006 (unaudited), respectively.

An affiliate of The Park at Turtle Run allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to May 4, 2006 (unaudited) is approximately $47,000 and $31,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Estates at Wellington Green for the year ended December 31, 2005. This statement is the responsibility of the management of Estates at Wellington Green (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Estates at Wellington Green for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

ESTATES AT WELLINGTON GREEN
Statements of Revenue and Certain Expenses

	Period from
	January 1, 2006 to	Year Ended
	June 20, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$2,829,739	$5,456,386
Other revenue	221,824	403,333
Total revenue	3,051,563	5,859,719
Expenses
Maintenance	231,874	481,490
Operating	313,546	747,133
Utilities	137,060	259,570
Real estate taxes and insurance	644,449	1,270,308
Management fees – affiliate	92,393	173,130
Hurricane expenses	11,468	91,557
Total expenses	1,430,790	3,023,188
Revenue in excess of certain expenses	$1,620,773	$2,836,531

See accompanying notes.

ESTATES AT WELLINGTON GREEN
Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On June 20, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Wellington, Florida known as Estates at Wellington Green (the “Property”).

The statements of revenue and certain expenses relate to the operations of Estates at Wellington Green and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Estates at Wellington Green have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the period from January 1, 2006 to June 20, 2006 (unaudited), advertising expenses were approximately $154,000 and $39,000, respectively.

ESTATES AT WELLINGTON GREEN
Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Estates at Wellington Green performed the property management function and charged total management fees of approximately $173,000 and $92,000 during 2005 and the period from January 1, 2006 to June 20, 2006 (unaudited), respectively.

An affiliate of Estates at Wellington Green allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to June 20, 2006 (unaudited) is approximately $143,000 and $74,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Playa Pacifica for the year ended December 31, 2005. This statement is the responsibility of the management of Playa Pacifica (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Playa Pacifica for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/	Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

PLAYA PACIFICA
Statements of Revenue and Certain Expenses

	Period from
	January 1, 2006 to	Year Ended
	June 21, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$2,148,698	$4,314,352
Other revenue	72,974	195,319
Total revenue	2,221,672	4,509,671

Expenses
Maintenance	120,972	102,572
Operating	257,444	434,795
Utilities	75,017	139,569
Real estate taxes and insurance	107,141	209,214
Management fees—affiliate	80,817	152,413
Total expenses	641,391	1,038,563
Revenue in excess of certain expenses	$1,580,281	$3,471,108

See accompanying notes.

PLAYA PACIFICA
Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On June 21, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Hermosa Beach, California known as Playa Pacifica (the “Property”).

The statements of revenue and certain expenses relate to the operations of Playa Pacifica and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Playa Pacifica have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the period from January 1, 2006 to June 21, 2006 (unaudited), advertising expenses were approximately $4,100 and $2,000, respectively.

PLAYA PACIFICA
Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Playa Pacifica performed the property management function and charged total management fees of approximately $152,000 and $81,000 during 2005 and the period from January 1, 2006 to June 21, 2006 (unaudited), respectively.

An affiliate of Playa Pacifica allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to June 21, 2006 (unaudited) is approximately $89,000 and $60,000, respectively and is included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners
ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Kings Colony for the year ended December 31, 2005. This statement is the responsibility of the management of Kings Colony (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Kings Colony for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/	Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

KINGS COLONY

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2006 to	Year Ended
	June 27, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$2,643,723	$4,972,984
Other revenue	182,139	362,863
Total revenue	2,825,862	5,335,847

Expenses
Maintenance	208,168	400,795
Operating	312,415	621,126
Utilities	183,474	253,832
Real estate taxes and insurance	462,267	937,906
Hurricane damages	182,491	307,986
Total expenses	1,348,815	2,521,645
Revenue in excess of certain expenses	$1,477,047	$2,814,202

See accompanying notes.

KINGS COLONY

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On June 27, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Miami, Florida known as Kings Colony (the “Property”).

The statements of revenue and certain expenses relate to the operations of Kings Colony and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Kings Colony have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the period from January 1, 2006 to June 27, 2006 (unaudited), advertising expenses were approximately $19,000 and $5,000, respectively.

KINGS COLONY

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Kings Colony allocated insurance expense under a master policy to the Property and various affiliated properties.  Allocations were based on property square footage and replacement cost values.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to June 27, 2006 (unaudited) is approximately $131,000 and $72,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Lincoln Green for the year ended December 31, 2005. This statement is the responsibility of the management of Lincoln Green (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Lincoln Green for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

LINCOLN GREEN

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2006 to	Year Ended
	July 18, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$1,342,820	$2,241,463
Other revenue	93,098	80,462
Total revenue	1,435,918	2,321,925

Expenses
Maintenance	116,558	183,945
Operating	198,987	311,606
Utilities	160,794	260,201
Real estate taxes and insurance	206,765	349,519
Management fees — affiliate	75,157	115,178
Total expenses	758,261	1,220,449
Revenue in excess of certain expenses	$677,657	$1,101,476

See accompanying notes.

LINCOLN GREEN

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On July 18, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Pleasant Hill, California known as Lincoln Green (the “Property”).

The statements of revenue and certain expenses relate to the operations of Lincoln Green and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Lincoln Green have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the period from January 1, 2006 to July 18, 2006 (unaudited), advertising expenses were approximately $59,000 and $31,000, respectively.

LINCOLN GREEN

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Lincoln Green performed the property management function and charged total management fees of approximately $115,000 and $75,000 for the year ended December 31, 2005 and the period from January 1, 2006 to July 18, 2006 (unaudited), respectively.

An affiliate of Lincoln Green allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to July 18, 2006 (unaudited) is approximately $44,000 and $26,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Uptown Square for the year ended December 31, 2005. This statement is the responsibility of the management of Uptown Square (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Uptown Square for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

UPTOWN SQUARE

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2006 to	Year Ended
	August 15, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$4,758,023	$7,374,845
Other revenue	675,269	1,255,382
Total revenue	5,433,292	8,630,227

Expenses
Maintenance	343,446	582,794
Operating	657,967	1,006,924
Utilities	426,686	693,538
Real estate taxes and insurance	411,661	649,901
Total expenses	1,839,760	2,933,157
Revenue in excess of certain expenses	$3,593,532	$5,697,070

See accompanying notes.

UPTOWN SQUARE

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On August 15, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Denver, Colorado known as Uptown Square (the “Property”).

The statements of revenue and certain expenses relate to the operations of Uptown Square and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Uptown Square have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized on a straight-line basis over the life of the lease.

Rental income from commercial space is generally recognized on a straight-line basis over the life of the lease.  All commercial leases have been accounted for as operating leases with remaining lease terms from one to five years.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the period from January 1, 2006 to August 15, 2006 (unaudited), advertising expenses were approximately $162,000 and $66,000, respectively.

UPTOWN SQUARE

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Uptown Square allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to August 15, 2006 (unaudited) is approximately $145,000 and $91,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

4. Leases

Minimum future rental revenues to be received from non-cancelable leases in effect at December 31, 2005 are as follows:

Year	Amount
2006	$363,185
2007	335,470
2008	159,602
2009	84,114
2010	54,058
Thereafter	4,031
Total	$1,000,460

Total minimum future rental income represents the base rent tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, real estate taxes and operating cost escalations.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Kenwood Mews for the year ended December 31, 2005. This statement is the responsibility of the management of Kenwood Mews (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Kenwood Mews for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

KENWOOD MEWS

Statements of Revenue and Certain Expenses

	Nine Months
	Ended	Year Ended
	September 30, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$1,867,795	$2,388,853
Other revenue	17,522	15,698
Total revenue	1,885,317	2,404,551

Expenses
Maintenance	89,197	236,750
Operating	162,767	213,077
Utilities	81,586	114,883
Real estate taxes and insurance	263,184	341,518
Management fees — affiliate	47,389	59,721
Total expenses	644,123	965,949
Revenue in excess of certain expenses	$1,241,194	$1,438,602

See accompanying notes.

KENWOOD MEWS

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On October 19, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Burbank, California known as Kenwood Mews (the “Property”).

The statements of revenue and certain expenses relate to the operations of Kenwood Mews and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Kenwood Mews have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the nine months ended September 30, 2006 (unaudited), advertising expenses were approximately $18,000 and $15,000, respectively.

KENWOOD MEWS

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Kenwood Mews performed the property management function and charged total management fees of approximately $60,000 and $47,000 during the year ended December 31, 2005 and the nine months ended September 30, 2006 (unaudited), respectively.

An affiliate of Kenwood Mews allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to September 30, 2006 (unaudited) is approximately $79,000 and $62,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of The Gallery for the year ended December 31, 2005. This statement is the responsibility of the management of The Gallery (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of The Gallery for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

THE GALLERY

Statements of Revenue and Certain Expenses

	Nine Months
	Ended	Year Ended
	September 30, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$3,054,325	$3,940,103
Other revenue	97,240	126,232
Total revenue	3,151,565	4,066,335

Expenses
Maintenance	51,863	67,783
Operating	212,171	268,946
Utilities	69,747	82,142
Real estate taxes and insurance	88,511	130,847
Management fees — affiliate	126,129	162,487
Interest expense	1,396,003	1,319,319
Total expenses	1,944,424	2,031,524
Revenue in excess of certain expenses	$1,207,141	$2,034,811

See accompanying notes.

THE GALLERY

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On October 24, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Hermosa Beach, California known as The Gallery (the “Property”).

The statements of revenue and certain expenses relate to the operations of The Gallery and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of The Gallery have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the nine months ended September 30, 2006 (unaudited), advertising expenses were approximately $800 and $0, respectively.

THE GALLERY

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Mortgage Note Payable

The Property is collateral for a Discount Mortgage Backed Security (“DMBS”) mortgage note payable with an outstanding principal balance of $34,460,000 and a maturity date of November 1, 2014.  Terms of the mortgage note payable include monthly payments of interest only.  Interest on the mortgage note payable is calculated based on the discount at which the underlying three month mortgage backed security is sold in the market plus certain guaranty/enhancement fees paid to the credit support provider.  Interest expense for the year ended December 31, 2005 and the period from January 1, 2006 to September 30, 2006 (unaudited) is approximately $1,319,000 and $1,396,000, respectively, and is included in the accompanying statements.

4. Related Party Transactions

An affiliate of The Gallery performed the property management function and charged total management fees of approximately $162,000 and $126,000 for the year ended December 31, 2005 and the nine months ended September 30, 2006 (unaudited), respectively.

An affiliate of The Gallery allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to September 30, 2006 (unaudited) is approximately $62,000 and $36,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of San Marcos for the year ended December 31, 2005. This statement is the responsibility of the management of San Marcos (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of San Marcos for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 22, 2007

SAN MARCOS

Statements of Revenue and Certain Expenses

	Nine Months
	Ended	Year Ended
	September 30, 2006	December 31, 2005
	(Unaudited)
Revenue
Rental revenue	$2,373,826	$2,924,879
Other revenue	194,829	312,721
Total revenue	2,568,655	3,237,600

Expenses
Maintenance	132,112	152,549
Operating	344,600	488,932
Utilities	108,557	138,807
Real estate taxes and insurance	194,376	245,819
Management fees — affiliate	82,934	94,192
Total expenses	862,579	1,120,299
Revenue in excess of certain expenses	$1,706,076	$2,117,301

See accompanying notes.

SAN MARCOS

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On October 31, 2006, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Scottsdale, Arizona known as San Marcos (the “Property”).

The statements of revenue and certain expenses relate to the operations of San Marcos and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of San Marcos have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2005. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2005 and the nine months ended September 30, 2006 (unaudited), advertising expenses were approximately $38,000 and $28,000, respectively.

SAN MARCOS

Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of San Marcos performed the property management function and charged total management fees of approximately $94,000 and $83,000 to the Property for the year ended December 31, 2005 and the nine months ended September 30, 2006 (unaudited), respectively.

An affiliate of San Marcos allocated insurance expense under a master policy to the Property and various affiliated properties.   Insurance expense for the year ended December 31, 2005 and the period from January 1, 2006 to September 30, 2006 (unaudited) is approximately $51,000 and $44,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Pro Forma Condensed Consolidated Balance Sheets

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheets of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) are presented as if Kenwood Mews, The Gallery and San Marcos had been acquired on September 30, 2006.  600 Washington Street, Cove at Boynton Beach I & II, Missions at Sunbow, Tuscany at Lindbergh, The Park at Turtle Run, Estates at Wellington Green, Playa Pacifica, Kings Colony, Lincoln Green and Uptown Square were previously acquired on February 1, 2006, February 14, 2006, March 9, 2006, March 17, 2006, May 4, 2006, June 20, 2006, June 21, 2006, June 27, 2006, July 18, 2006 and August 15, 2006, respectively, and as a result, these acquisitions are already reflected in the historical amounts as of September 30, 2006.  These Pro Forma Condensed Consolidated Balance Sheets should be read in conjunction with the Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2006 and for the year ended December 31, 2005 and the historical consolidated financial statements and notes thereto of the Company reported on Forms 10-Q for the nine-month period ended September 30, 2006 and on Forms 10-K for the year ended December 31, 2005, as updated on Form 8-K dated August 15, 2006.  In management’s opinion, all adjustments necessary to reflect the acquisitions of 600 Washington Street, Cove at Boynton Beach I & II, Missions at Sunbow, Tuscany at Lindbergh, The Park at Turtle Run, Estates at Wellington Green, Playa Pacifica, Kings Colony, Lincoln Green, Uptown Square, Kenwood Mews, The Gallery and San Marcos have been made.  The following Pro Forma Condensed Consolidated Balance Sheets are not necessarily indicative of what the actual financial position would have been assuming the above transactions had been consummated at September 30, 2006, nor do they purport to represent the future financial position of the Company.

Pro Forma Condensed Consolidated Statements of Operations

The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2006 and for the year ended December 31, 2005 of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) are presented as if 600 Washington Street, Cove at Boynton Beach I & II, Missions at Sunbow, Tuscany at Lindbergh, The Park at Turtle Run, Estates at Wellington Green, Playa Pacifica, Kings Colony, Lincoln Green, Uptown Square, Kenwood Mews, The Gallery and San Marcos had been acquired on January 1, 2005.

These Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical consolidated financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine-month period ended September 30, 2006 or for the year ended December 31, 2005 assuming the above transactions had been consummated on January 1, 2005, nor do they purport to represent the future results of operations of the Company.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2006

(Amounts in thousands)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA CHANGES (B)	PRO FORMA CHANGES (C)	PRO FORMA CHANGES (D)	PRO FORMA AMOUNTS
ASSETS
Investment in real estate
Land	$3,118,538	$14,100	$18,144	$20,000	$3,170,782
Depreciable property	13,195,156	24,606	46,473	31,227	13,297,462
Projects under development	335,227	—	—	—	335,227
Land held for development	199,369	—	—	—	199,369
Investment in real estate	16,848,290	38,706	64,617	51,227	17,002,840
Accumulated depreciation	(2,911,481)	—	—	—	(2,911,481)
Investment in real estate, net	13,936,809	38,706	64,617	51,227	14,091,359

Real estate held for sale	646,155	—	—	—	646,155
Cash and cash equivalents	76,324	—	—	—	76,324
Investments in unconsolidated entities	4,528	—	—	—	4,528
Rents receivable	1,452	—	—	—	1,452
Deposits — restricted	96,567	—	—	—	96,567
Escrow deposits — mortgage	32,410	—	—	—	32,410
Deferred financing costs, net	43,957	—	—	—	43,957
Goodwill, net	30,000	—	—	—	30,000
Other assets	101,864	—	—	—	101,864
Total assets	$14,970,066	$38,706	$64,617	$51,227	$15,124,616

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,157,088	$—	$34,460	$—	$3,191,548
Mortgage notes payable, held for sale	196,325	—	—	—	196,325
Notes, net	4,469,043	—	—	—	4,469,043
Lines of credit	506,000	38,706	30,157	51,227	626,090
Accounts payable and accrued expenses	146,091	—	—	—	146,091
Accrued interest payable	73,174	—	—	—	73,174
Rents received in advance and other liabilities	292,515	—	—	—	292,515
Security deposits	63,901	—	—	—	63,901
Distributions payable	144,758	—	—	—	144,758
Total liabilities	9,048,895	38,706	64,617	51,227	9,203,445

Commitments and contingencies
Total Minority Interests	396,586	—	—	—	396,586
Total shareholders’ equity	5,524,585	—	—	—	5,524,585
Total liabilities and shareholders’ equity	$14,970,066	$38,706	$64,617	$51,227	$15,124,616

See accompanying notes.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2006

(Amounts in thousands except per share data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA CHANGES (B)	PRO FORMA CHANGES (C)	PRO FORMA CHANGES (D)	PRO FORMA CHANGES (E)	PRO FORMA CHANGES (F)	PRO FORMA CHANGES (G)	PRO FORMA CHANGES (H)	PRO FORMA CHANGES (I)	PRO FORMA CHANGES (J)	PRO FORMA CHANGES (K)	PRO FORMA AMOUNTS
REVENUES
Rental income	$1,470,705	$371	$7,653	$909	$1,364	$2,222	$1,436	$5,433	$1,885	$3,152	$2,569	$1,497,699
Fee and asset management	6,878	—	—	—	—	—	—	—	—	—	—	6,878
Total revenues	1,477,583	371	7,653	909	1,364	2,222	1,436	5,433	1,885	3,152	2,569	1,504,577

EXPENSES
Property and maintenance	390,732	138	1,814	154	268	453	476	1,428	334	334	585	396,716
Real estate taxes and insurance	148,604	49	1,576	126	252	107	207	412	263	89	194	151,879
Property management	70,081	12	226	33	52	81	75	163	47	126	83	70,979
Fee and asset management	6,477	—	—	—	—	—	—	—	—	—	—	6,477
Depreciation	415,179	142	3,381	441	574	724	663	2,828	737	1,403	1,075	427,147
General and administrative	37,638	—	—	—	—	—	—	—	—	—	—	37,638

Total expenses	1,068,711	341	6,997	754	1,146	1,365	1,421	4,831	1,381	1,952	1,937	1,090,836

Operating income	408,872	30	656	155	218	857	15	602	504	1,200	632	413,741
Interest and other income	11,668	—	—	—	—	—	—	—	—	—	—	11,668
Interest:
Expense incurred, net	(319,236)	(349)	(5,100)	(872)	(937)	(1,737)	(1,153)	(3,955)	(1,566)	(2,616)	(2,073)	(339,594)
Amortization of deferred financing costs	(6,419)	—	—	—	—	—	—	—	—	—	—	(6,419)
Income (loss) before allocation to Minority Interests, loss from investments in unconsolidated entities, net gain on sales of unconsolidated entities and land parcels and discontinued operations	94,885	(319)	(4,444)	(717)	(719)	(880)	(1,138)	(3,353)	(1,062)	(1,416)	(1,441)	79,396
Allocation to Minority Interests:
Operating Partnership, net	(3,891)	21	293	47	47	58	75	221	70	93	95	(2,871)
Preference Interests and Units	(1,779)	—	—	—	—	—	—	—	—	—	—	(1,779)
Partially Owned Properties	(2,550)	—	—	—	—	—	—	—	—	—	—	(2,550)
Premium on redemption of Preference Interests	(684)	—	—	—	—	—	—	—	—	—	—	(684)
Loss from investments in unconsolidated entities	(565)	—	—	—	—	—	—	—	—	—	—	(565)
Net gain on sales of unconsolidated entities	370	—	—	—	—	—	—	—	—	—	—	370
Net gain on sales of land parcels	3,183	—	—	—	—	—	—	—	—	—	—	3,183
Income (loss) from continuing operations, net of minority interests	88,969	(298)	(4,151)	(670)	(672)	(822)	(1,063)	(3,132)	(992)	(1,323)	(1,346)	74,500
Preferred distributions	(29,682)	—	—	—	—	—	—	—	—	—	—	(29,682)
Premium on redemption of Preferred Shares	(3,941)	—	—	—	—	—	—	—	—	—	—	(3,941)
Income (loss) from continuing operations available to Common Shares	$55,346	$(298)	$(4,151)	$(670)	$(672)	$(822)	$(1,063)	$(3,132)	$(992)	$(1,323)	$(1,346)	$40,877

Earnings per share — basic:
Income from continuing operations available to Common Shares	$0.19											$0.14
Weighted average Common Shares outstanding	289,463											289,463

Earnings per share — diluted:
Income from continuing operations available to Common Shares	$0.19											$0.14
Weighted average Common Shares outstanding	314,982											314,982

See accompanying notes.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

(Amounts in thousands except per share data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA CHANGES (B)	PRO FORMA CHANGES (C)	PRO FORMA CHANGES (D)	PRO FORMA CHANGES (E)	PRO FORMA CHANGES (F)	PRO FORMA CHANGES (G)	PRO FORMA CHANGES (H)	PRO FORMA CHANGES (I)	PRO FORMA CHANGES (J)	PRO FORMA CHANGES (K)	PRO FORMA AMOUNTS
REVENUES
Rental income	$1,687,660	$4,445	$22,075	$5,563	$3,763	$4,510	$2,322	$8,630	$2,405	$4,066	$3,238	$1,748,677
Fee and asset management	10,240	—	—	—	—	—	—	—	—	—	—	10,240
Total revenues	1,697,900	4,445	22,075	5,563	3,763	4,510	2,322	8,630	2,405	4,066	3,238	1,758,917

EXPENSES
Property and maintenance	456,125	993	5,289	992	785	677	756	2,283	565	419	780	469,664
Real estate taxes and insurance	193,883	50	4,346	745	770	209	350	650	342	131	246	201,722
Property management	87,098	142	626	197	129	152	115	259	60	162	94	89,034
Fee and asset management	8,555	—	—	—	—	—	—	—	—	—	—	8,555
Depreciation	444,012	3,082	16,623	4,399	2,750	2,818	1,921	7,104	1,757	3,162	2,457	490,085
General and administrative	71,018	—	—	—	—	—	—	—	—	—	—	71,018

Total expenses	1,260,691	4,267	26,884	6,333	4,434	3,856	3,142	10,296	2,724	3,874	3,577	1,330,078

Operating income (loss)	437,209	178	(4,809)	(770)	(671)	654	(820)	(1,666)	(319)	192	(339)	428,839
Interest and other income	68,399	—	—	—	—	—	—	—	—	—	—	68,399
Interest:
Expense incurred, net	(363,756)	(2,886)	(11,389)	(3,337)	(1,954)	(2,604)	(1,493)	(4,488)	(1,471)	(2,466)	(1,947)	(397,791)
Amortization of deferred financing costs	(6,514)	—	—	—	—	—	—	—	—	—	—	(6,514)
Income (loss) before allocation to Minority Interests, income from investments in unconsolidated entities, net gain on sales of unconsolidated entities and land parcels and discontinued operations	135,338	(2,708)	(16,198)	(4,107)	(2,625)	(1,950)	(2,313)	(6,154)	(1,790)	(2,274)	(2,286)	92,933
Allocation to Minority Interests:
Operating Partnership, net	(6,953)	183	1,094	277	177	132	156	416	121	154	154	(4,089)
Preference Interests and Units	(7,606)	—	—	—	—	—	—	—	—	—	—	(7,606)
Partially Owned Properties	801	—	—	—	—	—	—	—	—	—	—	801
Premium on redemption of Preference Interests	(4,134)	—	—	—	—	—	—	—	—	—	—	(4,134)
Income from investments in unconsolidated entities	470	—	—	—	—	—	—	—	—	—	—	470
Net gain on sales of unconsolidated entities	1,330	—	—	—	—	—	—	—	—	—	—	1,330
Net gain on sales of land parcels	30,245	—	—	—	—	—	—	—	—	—	—	30,245
Income (loss) from continuing operations, net of minority interests	149,491	(2,525)	(15,104)	(3,830)	(2,448)	(1,818)	(2,157)	(5,738)	(1,669)	(2,120)	(2,132)	109,950
Preferred distributions	(49,642)	—	—	—	—	—	—	—	—	—	—	(49,642)
Premium on redemption of Preferred Shares	(4,359)	—	—	—	—	—	—	—	—	—	—	(4,359)
Income (loss) from continuing operations available to Common Shares	$95,490	$(2,525)	$(15,104)	$(3,830)	$(2,448)	$(1,818)	$(2,157)	$(5,738)	$(1,669)	$(2,120)	$(2,132)	$55,949

Earnings per share - basic:
Income from continuing operations available to Common Shares	$0.33											$0.20
Weighted average Common Shares outstanding	285,760											285,760

Earnings per share - diluted:
Income from continuing operations available to Common Shares	$0.33											$0.19
Weighted average Common Shares outstanding	310,785											310,785
See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2006

(Amounts in thousands)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA CHANGES (B)	PRO FORMA CHANGES (C)	PRO FORMA CHANGES (D)	PRO FORMA AMOUNTS
ASSETS
Investment in real estate
Land	$3,118,538	$14,100	$18,144	$20,000	$3,170,782
Depreciable property	13,195,156	24,606	46,473	31,227	13,297,462
Projects under development	335,227	—	—	—	335,227
Land held for development	199,369	—	—	—	199,369
Investment in real estate	16,848,290	38,706	64,617	51,227	17,002,840
Accumulated depreciation	(2,911,481)	—	—	—	(2,911,481)
Investment in real estate, net	13,936,809	38,706	64,617	51,227	14,091,359

Real estate held for sale	646,155	—	—	—	646,155
Cash and cash equivalents	76,324	—	—	—	76,324
Investments in unconsolidated entities	4,528	—	—	—	4,528
Rents receivable	1,452	—	—	—	1,452
Deposits — restricted	96,567	—	—	—	96,567
Escrow deposits — mortgage	32,410	—	—	—	32,410
Deferred financing costs, net	43,957	—	—	—	43,957
Goodwill, net	30,000	—	—	—	30,000
Other assets	101,864	—	—	—	101,864
Total assets	$14,970,066	$38,706	$64,617	$51,227	$15,124,616

LIABILITIES AND PARTNERS’ CAPTIAL
Liabilities:
Mortgage notes payable	$3,157,088	$—	$34,460	$—	$3,191,548
Mortgage notes payable, held for sale	196,325	—	—	—	196,325
Notes, net	4,469,043	—	—	—	4,469,043
Lines of credit	506,000	38,706	30,157	51,227	626,090
Accounts payable and accrued expenses	146,091	—	—	—	146,091
Accrued interest payable	73,174	—	—	—	73,174
Rents received in advance and other liabilities	292,515	—	—	—	292,515
Security deposits	63,901	—	—	—	63,901
Distributions payable	144,758	—	—	—	144,758
Total liabilities	9,048,895	38,706	64,617	51,227	9,203,445

Commitments and contingencies
Minority Interests — Partially Owned Properties	23,842	—	—	—	23,842

Total partners’ capital	5,897,329	—	—	—	5,897,329
Total liabilities and partners’ capital	$14,970,066	$38,706	$64,617	$51,227	$15,124,616

See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2006

(Amounts in thousands except per OP Unit data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA CHANGES (B)	PRO FORMA CHANGES (C)	PRO FORMA CHANGES (D)	PRO FORMA CHANGES (E)	PRO FORMA CHANGES (F)	PRO FORMA CHANGES (G)	PRO FORMA CHANGES (H)	PRO FORMA CHANGES (I)	PRO FORMA CHANGES (J)	PRO FORMA CHANGES (K)	PRO FORMA AMOUNTS
REVENUES
Rental income	$1,470,705	$371	$7,653	$909	$1,364	$2,222	$1,436	$5,433	$1,885	$3,152	$2,569	$1,497,699
Fee and asset management	6,878	—	—	—	—	—	—	—	—	—	—	6,878
Total revenues	1,477,583	371	7,653	909	1,364	2,222	1,436	5,433	1,885	3,152	2,569	1,504,577

EXPENSES
Property and maintenance	390,732	138	1,814	154	268	453	476	1,428	334	334	585	396,716
Real estate taxes and insurance	148,604	49	1,576	126	252	107	207	412	263	89	194	151,879
Property management	70,081	12	226	33	52	81	75	163	47	126	83	70,979
Fee and asset management	6,477	—	-	-	-	-	-	-	-	-	-	6,477
Depreciation	415,179	142	3,381	441	574	724	663	2,828	737	1,403	1,075	427,147
General and administrative	37,638	—	—	—	—	—	—	—	—	—	—	37,638

Total expenses	1,068,711	341	6,997	754	1,146	1,365	1,421	4,831	1,381	1,952	1,937	1,090,836

Operating income	408,872	30	656	155	218	857	15	602	504	1,200	632	413,741
Interest and other income	11,668	—	—	—	—	—	—	—	—	—	—	11,668
Interest:
Expense incurred, net	(319,236)	(349)	(5,100)	(872)	(937)	(1,737)	(1,153)	(3,955)	(1,566)	(2,616)	(2,073)	(339,594)
Amortization of deferred financing costs	(6,419)	—	—	—	—	—	—	—	—	—	—	(6,419)
Income (loss) before allocation to Minority Interests, loss from investments in unconsolidated entities, net gain on sales of unconsolidated entities and land parcels and discontinued operations	94,885	(319)	(4,444)	(717)	(719)	(880)	(1,138)	(3,353)	(1,062)	(1,416)	(1,441)	79,396
Allocation to Minority Interests — Partially Owned Properties	(2,550)	—	—	—	—	—	—	—	—	—	—	(2,550)
Loss from investments in unconsolidated entities	(565)	—	—	—	—	—	—	—	—	—	—	(565)
Net gain on sales of unconsolidated entities	370	—	—	—	—	—	—	—	—	—	—	370
Net gain on sales of land parcels	3,183	—	—	—	—	—	—	—	—	—	—	3,183
Income (loss) from continuing operations	$95,323	$(319)	$(4,444)	$(717)	$(719)	$(880)	$(1,138)	$(3,353)	$(1,062)	$(1,416)	$(1,441)	$79,834
ALLOCATION OF INCOME FROM CONTINUING OPERATIONS:
Preference Units	$29,682	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$29,682
Preference Interests and Junior Preference Units	$1,779	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,779
Premium on redemption of Preference Units	$3,941	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,941
Premium on redemption of Preference Interests	$684	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$684
Income (loss) from continuing operations available to OP Units	$59,237	$(319)	$(4,444)	$(717)	$(719)	$(880)	$(1,138)	$(3,353)	$(1,062)	$(1,416)	$(1,441)	$43,748

Earnings per OP Unit - basic:
Income from continuing operations available to
OP Units	$0.19											$0.14
Weighted average OP Units outstanding	310,012											$310,012

Earnings per OP Unit - diluted:
Income from continuing operations available to
OP Units	$0.19											$0.14
Weighted average OP Units outstanding	314,982											314,982
See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
(Amounts in thousands except per OP Unit data)
(Unaudited)

	HISTORICAL	PRO FORMA	PRO FORMA	PRO FORMA	PRO FORMA	PRO FORMA	PRO FORMA	PRO FORMA	PRO FORMA	PRO FORMA	PRO FORMA
	AMOUNTS	CHANGES	CHANGES	CHANGES	CHANGES	CHANGES	CHANGES	CHANGES	CHANGES	CHANGES	CHANGES	PRO FORMA
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	AMOUNTS
REVENUES
Rental income	$1,687,660	$4,445	$22,075	$5,563	$3,763	$4,510	$2,322	$8,630	$2,405	$4,066	$3,238	$1,748,677
Fee and asset management	10,240	—	—	—	—	—	—	—	—	—	—	10,240
Total revenues	1,697,900	4,445	22,075	5,563	3,763	4,510	2,322	8,630	2,405	4,066	3,238	1,758,917
EXPENSES
Property and maintenance	456,125	993	5,289	992	785	677	756	2,283	565	419	780	469,664
Real estate taxes and insurance	193,883	50	4,346	745	770	209	350	650	342	131	246	201,722
Property management	87,098	142	626	197	129	152	115	259	60	162	94	89,034
Fee and asset management	8,555	—	—	—	—	—	—	—	—	—	—	8,555
Depreciation	444,012	3,082	16,623	4,399	2,750	2,818	1,921	7,104	1,757	3,162	2,457	490,085
General and administrative	71,018	—	—	—	—	—	—	—	—	—	—	71,018
Total expenses	1,260,691	4,267	26,884	6,333	4,434	3,856	3,142	10,296	2,724	3,874	3,577	1,330,078
Operating income (loss)	437,209	178	(4,809)	(770)	(671)	654	(820)	(1,666)	(319)	192	(339)	428,839
Interest and other income	68,399	—	—	—	—	—	—	—	—	—	—	68,399
Interest:
Expense incurred, net	(363,756)	(2,886)	(11,389)	(3,337)	(1,954)	(2,604)	(1,493)	(4,488)	(1,471)	(2,466)	(1,947)	(397,791)
Amortization of deferred financing costs	(6,514)	—	—	—	—	—	—	—	—	—	—	(6,514)
Income (loss) before allocation to Minority Interests, income from investments in unconsolidated entities, net gain on sales of unconsolidated entities and land parcels and discontinued operations	135,338	(2,708)	(16,198)	(4,107)	(2,625)	(1,950)	(2,313)	(6,154)	(1,790)	(2,274)	(2,286)	92,933
Allocation to Minority Interests — Partially Owned Properties	801	—	—	—	—	—	—	—	—	—	—	801
Income from investments in unconsolidated entities	470	—	—	—	—	—	—	—	—	—	—	470
Net gain on sales of unconsolidated entities	1,330	—	—	—	—	—	—	—	—	—	—	1,330
Net gain on sales of land parcels	30,245	—	—	—	—	—	—	—	—	—	—	30,245
Income (loss) from continuing operations	$168,184	$(2,708)	$(16,198)	$(4,107)	$(2,625)	$(1,950)	$(2,313)	$(6,154)	$(1,790)	$(2,274)	$(2,286)	$125,779
ALLOCATION OF INCOME FROM CONTINUING OPERATIONS:
Preference Units	$49,642	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$49,642
Preference Interests and Junior Preference Units	$7,606	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,606
Premium on redemption of Preference Units	$4,359	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,359
Premium on redemption of Preference Interests	$4,134	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,134
Income (loss) from continuing operations available to OP Units	$102,443	$(2,708)	$(16,198)	$(4,107)	$(2,625)	$(1,950)	$(2,313)	$(6,154)	$(1,790)	$(2,274)	$(2,286)	$60,038
Earnings per OP Unit - basic:
Income from continuing operations available to OP Units	$0.33											$0.20
Weighted average OP Units outstanding	306,579											306,579
Earnings per OP Unit - diluted:
Income from continuing operations available to OP Units	$0.33											$0.19
Weighted average OP Units outstanding	310,785											310,785
See accompanying notes.

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30, 2006

(Unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheets

(A)      Represents the consolidated balance sheets of Equity Residential and ERP Operating Limited Partnership (collectively the “Company”) as of September 30, 2006, as contained in the unaudited historical consolidated financial statements and notes thereto filed on their respective Form 10-Q’s.  600 Washington Street, Cove at Boynton Beach I & II, Missions at Sunbow, Tuscany at Lindbergh, The Park at Turtle Run, Estates at Wellington Green, Playa Pacifica, Kings Colony, Lincoln Green and Uptown Square were previously acquired on February 1, 2006, February 14, 2006, March 9, 2006, March 17, 2006, May 4, 2006 June 20, 2006, June 21, 2006, June 27, 2006, July 18, 2006 and August 15, 2006, respectively, and as a result, these acquisitions are already reflected in the historical amounts as of September 30, 2006.  600 Washington Street was acquired for a total purchase price of $75.0 million plus closing costs of $1.0 million and was financed through the use of $7.5 million of earnest money deposits and the revolving lines of credit.  Cove at Boynton Beach I & II was acquired for a total purchase price of $96.5 million plus closing costs of $0.3 million and was financed through the use of $2.0 million of earnest money deposits and by the revolving lines of credit.  Missions at Sunbow was acquired for a total purchase price of $87.8 million and was financed by the revolving lines of credit.  Tuscany at Lindbergh was acquired for a total purchase price of $50.5 million and was financed by the revolving lines of credit.  The Park at Turtle Run was acquired for a total purchase price of $51.4 million and was financed through the use of $0.5 million of earnest money deposits and by the revolving lines of credit.  Estates at Wellington Green was acquired for a total purchase price of $84.7 million and was financed through the use of $0.5 million of earnest money deposits and by the revolving lines of credit.  Playa Pacifica was acquired for a total purchase price of $68.5 million and was financed through the use of $25.4 million of tax-deferred 1031 exchange proceeds from dispositions, $2.0 million of earnest money deposits and by the revolving lines of credit.  Kings Colony was acquired for a total purchase price of $67.5 million and was financed through the use of $0.5 million of earnest money deposits and by the revolving lines of credit.  Lincoln Green was acquired for a total purchase price of $39.3 million and was financed through the use of $1.0 million in earnest money deposits and the revolving lines of credit.  Uptown Square was acquired for a total purchase price of $118.0 million plus closing costs of $0.1 million and was financed by the revolving lines of credit.

(B)        Represents the acquisition of Kenwood Mews for a total purchase price of $38.7 million.  The acquisition of Kenwood Mews was initially financed by the revolving lines of credit.

(C)        Represents the acquisition of The Gallery for a total purchase price of $64.6 million.  The acquisition of The Gallery was initially financed by the assumption of $34.5 million of mortgage notes payable and by the revolving lines of credit.

(D)       Represents the acquisition of San Marcos for a total purchase price of $51.2 million.  The acquisition of San Marcos was initially financed by the revolving lines of credit.

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)            Represents the historical consolidated statements of operations of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)              Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2006 attributable to the acquisition of 600 Washington Street as if the acquisition had occurred on January 1, 2005.  Results of operations from the date of acquisition, February 1, 2006, and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of Operations.  Interest expense incurred of $0.3 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of 600 Washington Street would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $0.1 million relates to the aggregate purchase price of $75.0 million less a preliminary allocation to land of $32.9 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$39,822	30 Years	$111
F,F&E	1,755	5 Years	29
In-Place Leases — Residential	1,393	6 Months	—
In-Place Leases — Retail	106	120 Months	2

Total	$43,076		$142

(C)              Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2006 attributable to the acquisition of Cove at Boynton Beach I & II, Tuscany at Lindbergh, Estates at Wellington Green and Kings Colony (collectively the “Gables Properties”) as if the acquisitions had occurred on January 1, 2005.  Results of operations from the respective dates of acquisition and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of Operations.

•             Cove at Boynton Beach I & II (acquired February 14, 2006) — Interest expense incurred of $0.6 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Cove at Boynton Beach I & II would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $0.3 million relates to the aggregate purchase price of $96.5 million less a preliminary allocation to land of $27.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$60,361	30 Years	$168
F,F&E	7,124	5 Years	118
In-Place Leases — Residential	1,929	6 Months	—

Total	$69,414		$286

•             Tuscany at Lindbergh (acquired March 17, 2006) — Interest expense incurred of $0.6 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Tuscany at Lindbergh would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $0.5 million relates to the aggregate purchase price of $50.5 million less a preliminary allocation to land of $9.7 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$35,600	30 Years	$297
F,F&E	4,212	5 Years	211
In-Place Leases — Residential	1,010	6 Months	—

Total	$40,822		$508

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

•             Estates at Wellington Green (acquired June 20, 2006) — Interest expense incurred of $2.1 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Estates at Wellington would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $1.5 million relates to the aggregate purchase price of $84.7 million less a preliminary allocation to land of $20.0 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$57,850	30 Years	$964
F,F&E	5,200	5 Years	520
In-Place Leases — Residential	1,694	6 Months	—

Total	$64,744		$1,484

•             Kings Colony (acquired June 27, 2006) — Interest expense incurred of $1.8 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Kings Colony would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $1.1 million relates to the aggregate purchase price of $67.5 million less a preliminary allocation to land of $19.2 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$43,131	30 Years	$719
F,F&E	3,840	5 Years	384
In-Place Leases — Residential	1,350	6 Months	—

Total	$48,321		$1,103

(D)             Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2006 attributable to the acquisition of Missions at Sunbow as if the acquisition had occurred on January 1, 2005.  Results of operations from the date of acquisition, March 9, 2006, and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of Operations.  Interest expense incurred of $0.9 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Missions at Sunbow would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $0.4 million relates to the aggregate purchase price of $87.8 million less a preliminary allocation to land of $28.6 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$53,097	30 Years	$295
F,F&E	4,368	5 Years	146
In-Place Leases — Residential	1,755	6 Months	—

Total	$59,220		$441

(E)               Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2006 attributable to the acquisition of The Park at Turtle Run as if the acquisition had occurred on January 1, 2005.  Results of operations from the date of acquisition, May 4, 2006, and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of Operations.  Interest expense incurred of $0.9 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of The Park at Turtle Run

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

would be partially financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $0.6 million relates to the aggregate purchase price of $51.4 million less a preliminary allocation to land of $15.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$31,627	30 Years	$351
F,F&E	3,341	5 Years	223
In-Place Leases — Residential	1,028	6 Months	—

Total	$35,996		$574

(F)               Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2006 attributable to the acquisition of Playa Pacifica as if the acquisition had occurred on January 1, 2005.  Results of operations from the date of acquisition, June 21, 2006, and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of Operations.  Interest expense incurred of $1.7 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Playa Pacifica would be partially financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $0.7 million relates to the aggregate purchase price of $68.5 million less a preliminary allocation to land of $35.1 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$29,763	30 Years	$496
F,F&E	2,280	5 Years	228
In-Place Leases — Residential	1,370	6 Months	—

Total	$33,413		$724

(G)              Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2006 attributable to the acquisition of Lincoln Green as if the acquisition had occurred on January 1, 2005.  Results of operations from the date of acquisition, July 18, 2006, and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of Operations.  Interest expense incurred of $1.2 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Lincoln Green would be partially financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $0.7 million relates to the aggregate purchase price of $39.3 million less a preliminary allocation to land of $15.0 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$21,383	30 Years	$416
F,F&E	2,116	5 Years	247
In-Place Leases — Residential	785	6 Months	—

Total	$24,284		$663

(H)             Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2006 attributable to the acquisition of Uptown Square as if the acquisition had occurred on January 1, 2005.  Results of operations from the date of acquisition, August 15, 2006, and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

Operations.  Interest expense incurred of $4.0 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Uptown Square would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $2.8 million relates to the aggregate purchase price of $118.0 million less a preliminary allocation to land of $17.5 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$89,156	30 Years	$1,734
F,F&E	9,048	5 Years	1,056
In-Place Leases — Residential	2,247	6 Months	—
In-Place Leases — Retail	113	18 Months	38

Total	$100,564		$2,828

(I)                  Represents the pro forma revenues and expenses for the nine months ended September 30, 2006 attributable to the acquisition of Kenwood Mews (acquired October 19, 2006) as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $1.6 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Preliminary depreciation expense of $0.7 million relates to the aggregate purchase price of $38.7 million less a preliminary allocation to land of $14.1 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$22,704	30 Years	$568
F,F&E	1,128	5 Years	169
In-Place Leases — Residential	774	6 Months	—

Total	$24,606		$737

(J)                 Represents the pro forma revenues and expenses for the nine months ended September 30, 2006 attributable to the acquisition of The Gallery (acquired October 24, 2006) as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $2.6 million includes $1.4 million related to interest on the assumption of a $34.5 million floating rate mortgage and $1.2 million attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Preliminary depreciation expense of $1.4 million relates to the aggregate purchase price of $64.6 million less a preliminary allocation to land of $18.1 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$42,997	30 Years	$1,075
F,F&E	2,184	5 Years	328
In-Place Leases — Residential	1,292	9 Months	—

Total	$46,473		$1,403

(K)             Represents the pro forma revenues and expenses for the nine months ended September 30, 2006 attributable to the acquisition of San Marcos (acquired October 31, 2006) as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $2.1 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3363%.  Preliminary depreciation expense of $1.1 million relates to the aggregate purchase price of $51.2 million less a preliminary allocation to land of $20.0 million and is calculated as follows (amounts in thousands except for depreciable lives):

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

			Nine Months
		Weighted Average	Ended 9/30/06
Asset	Basis	Depreciable Life	Expense
Building	$27,643	30 Years	$691
F,F&E	2,560	5 Years	384
In-Place Leases — Residential	1,024	6 Months	—

Total	$31,227		$1,075

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)      Represents the historical consolidated statements of operations of Equity Residential and ERP Operating Limited Partnership (collectively the “Company”) as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)        Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the acquisition of 600 Washington Street as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $2.9 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of 600 Washington Street would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $3.1 million relates to the aggregate purchase price of $75.0 million less a preliminary allocation to land of $32.9 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$39,822	30 Years	$1,327
F,F&E	1,755	5 Years	351
In-Place Leases — Residential	1,393	6 Months	1,393
In-Place Leases — Retail	106	120 Months	11

Total	$43,076		$3,082

(C)        Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the acquisitions of Cove at Boynton Beach I & II, Tuscany at Lindbergh, Estates at Wellington Green and Kings Colony (collectively the “Gables Properties”) as if the acquisitions had occurred on January 1, 2005.

•             Cove at Boynton Beach I & II (acquired February 14, 2006) — Interest expense incurred of $3.7 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Cove at Boynton Beach I & II would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $5.4 million relates to the aggregate purchase price of $96.5 million less a preliminary allocation to land of $27.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$60,361	30 Years	$2,012
F,F&E	7,124	5 Years	1,425
In-Place Leases — Residential	1,929	6 Months	1,929

Total	$69,414		$5,366

•             Tuscany at Lindbergh (acquired March 17, 2006) — Interest expense incurred of $1.9 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Tuscany at Lindbergh would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $3.0 million relates to the aggregate purchase price of $50.5 million less a preliminary allocation to land of $9.7 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$35,600	30 Years	$1,187
F,F&E	4,212	5 Years	842
In-Place Leases — Residential	1,010	6 Months	1,010

Total	$40,822		$3,039

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

•             Estates at Wellington Green (acquired June 20, 2006) — Interest expense incurred of $3.2 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Estates at Wellington would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $4.7 million relates to the aggregate purchase price of $84.7 million less a preliminary allocation to land of $20.0 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$57,850	30 Years	$1,928
F,F&E	5,200	5 Years	1,040
In-Place Leases — Residential	1,694	6 Months	1,694

Total	$64,744		$4,662

•             Kings Colony (acquired June 27, 2006) — Interest expense incurred of $2.6 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Kings Colony would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $3.6 million relates to the aggregate purchase price of $67.5 million less a preliminary allocation to land of $19.2 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$43,131	30 Years	$1,438
F,F&E	3,840	5 Years	768
In-Place Leases — Residential	1,350	6 Months	1,350

Total	$48,321		$3,556

(D)       Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the acquisition of Missions at Sunbow as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $3.3 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Missions at Sunbow would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $4.4 million relates to the aggregate purchase price of $87.8 million less a preliminary allocation to land of $28.6 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$53,097	30 Years	$1,770
F,F&E	4,368	5 Years	874
In-Place Leases — Residential	1,755	6 Months	1,755

Total	$59,220		$4,399

(E)         Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the acquisition of The Park at Turtle Run as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $2.0 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of The Park at Turtle Run would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $2.8 million relates to the aggregate purchase price of $51.4 million less a preliminary allocation to land of $15.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

			Year Ended
		Weighted Average	12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$31,627	30 Years	$1,054
F,F&E	3,341	5 Years	668
In-Place Leases — Residential	1,028	6 Months	1,028

Total	$35,996		$2,750

(F)         Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the acquisition of Playa Pacifica as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $2.6 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Playa Pacifica would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $2.8 million relates to the aggregate purchase price of $68.5 million less a preliminary allocation to land of $35.1 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year Ended
		Weighted Average	12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$29,763	30 Years	$992
F,F&E	2,280	5 Years	456
In-Place Leases — Residential	1,370	6 Months	1,370

Total	$33,413		$2,818

(G)        Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the acquisition of Lincoln Green as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $1.5 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Lincoln Green would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $1.9 million relates to the aggregate purchase price of $39.3 million less a preliminary allocation to land of $15.0 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year Ended
		Weighted Average	12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$21,383	30 Years	$713
F,F&E	2,116	5 Years	423
In-Place Leases — Residential	785	6 Months	785

Total	$24,284		$1,921

(H)       Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the acquisition of Uptown Square as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $4.5 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Uptown Square would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $7.1 million relates to the aggregate purchase price of $118.0 million less a preliminary allocation to land of $17.5 million and is calculated as follows (amounts in thousands except for depreciable lives):

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

			Year Ended
		Weighted Average	12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$89,156	30 Years	$2,972
F,F&E	9,048	5 Years	1,810
In-Place Leases — Residential	2,247	6 Months	2,247
In-Place Leases — Retail	113	18 Months	75

Total	$100,564		$7,104

(I)            Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the acquisition of Kenwood Mews as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $1.5 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Kenwood Mews would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $1.8 million relates to the aggregate purchase price of $38.7 million less a preliminary allocation to land of $14.1 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year Ended
		Weighted Average	12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$22,704	30 Years	$757
F,F&E	1,128	5 Years	226
In-Place Leases — Residential	774	6 Months	774

Total	$24,606		$1,757

(J)           Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the acquisition of The Gallery as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $2.5 million includes $1.3 million related to interest on the assumption of a $34.5 million floating rate mortgage and $1.2 million attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8102%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of The Gallery would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $3.2 million relates to the aggregate purchase price of $64.6 million less a preliminary allocation to land of $18.1 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year Ended
		Weighted Average	12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$42,997	30 Years	$1,433
F,F&E	2,184	5 Years	437
In-Place Leases — Residential	1,292	9 Months	1,292

Total	$46,473		$3,162

(K)       Represents the pro forma revenues and expenses for the year ended December 31, 2005 attributable to the acquisition of San Marcos as if the acquisition had occurred on January 1, 2005.  Interest expense incurred of $1.9 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.8012%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of San Marcos would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Preliminary depreciation expense of $2.5 million relates to the aggregate purchase price of $51.2 million less a preliminary allocation to land of $20.0 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year Ended
		Weighted Average	12/31/05
Asset	Basis	Depreciable Life	Expense
Building	$27,643	30 Years	$921
F,F&E	2,560	5 Years	512
In-Place Leases — Residential	1,024	6 Months	1,024

Total	$31,227		$2,457